TO THE STOCKHOLDERS

F

or the nine months ended September 30, 2018, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 9.95% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 9.03%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 10.57% during this period. For the twelve months ended September 30, 2018, return on net asset value was 14.79% and return to our stockholders was 13.71% which compares to the return of the S&P 500 Stock Index of 17.91%. During both time periods, the discount at which our shares traded continued to fluctuate and on September 30, 2018 it was 15.7%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2018, the net assets applicable to the Company’s Common Stock were $1,123,052,995 equal to $43.86 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2018 was $95,197,633. During this period, the net realized gain on investments sold was $62,989,260 and the increase in net unrealized appreciation was $34,730,659. Net investment income for the nine months was $5,961,693. Distributions to preferred shareholders amounted to $8,483,979 and distributions to common shareholders totaled $13,105,940. During the nine months, the Company also repurchased 845,708 of its shares at a cost of $29,522,143, an average discount to net asset value of 15.6%.

Third quarter U.S. economic performance was strong and continued to benefit from tax reform, regulatory reductions and robust consumer demand. U.S. equities enjoyed solid performance consistent with better than expected results for second quarter profits, significant repurchases of company shares and increased dividends. Earnings multiples contracted again, as U.S. interest rates rose modestly, but were partially offset by earnings growth, leaving price to earnings ratios lower than the year ago period and close to historical averages on a 12-month forward basis.

The business cycle is maturing, however, and a few industries are beginning to experience headwinds. Industrials, housing and autos are sensitive to rising interest rates. Industrial and technology hardware companies face particular difficulties with their global supply chains, if threatened U.S. trade actions and their reciprocal become effective and permanent. Profit margins remain historically high and may be pressured if tariffs force companies to consider more costly alternative supply routes. More favorably, trade policies can be amended with beneficial results, as demonstrated by the new trade agreement between the U.S., Mexico and Canada. As well, the European Union and the U.S. have outlined a new agreement.

Non-U.S. equity markets and economies are struggling with uncertainty over U.S. trade policy and tariffs, as well as the U.S. Federal Reserve’s (Fed) Quantitative Tightening (QT) which may reduce liquidity and raise interest rates further. The Fed is the first central bank to execute QT, while several others appear intent on pursuing similar policies next year, provided global growth remains stable and inflation benign.

On a positive note, the U.S. economy does seem to be on a firmer foundation than its foreign counterparts, with unemployment claims and rates near late 1960’s lows. Business confidence is high and inflation is close to the Fed’s target. New business orders are also strong though some deceleration from very high levels has been noted. Inventories have risen, but remain low relative to shipments as the economy has improved. Wages have increased modestly, more so on an after-tax basis for lower paid workers. Final sales growth has been strong which should lead to continued absorption of excess capacity and, in turn, spur more investment in capital equipment.

In sum, despite headwinds and volatility from trade rows and quantitative tightening, the U.S. equity markets appear fairly valued on a historical basis. A cessation of these disputes may improve world Gross Domestic Product (GDP) growth and lower inflation prospects, leading to expansion and continued favorable market performance. We remain positive on equities’ long-term prospects, but are cognizant of the increasing risks of a maturing business cycle and the rising geo-political threats to growth and profit margins.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through September 30, 2018. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Jeffrey W. Priest
President and Chief Executive Officer

October 17, 2018

2

STATEMENT OF INVESTMENTS September 30, 2018 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (note 1a)
Consumer Discretionary (16.7%)	Automobiles and Components (0.4%)
	434,063	Ford Motor Company	(Cost $5,091,724)	$4,015,083

	Media (3.9%)
	10,000	Charter Communications, Inc. (a)		3,258,800
	399,285	Discovery, Inc. (a)		12,777,120
	291,599	GCI Liberty, Inc.- Class A (a)		14,871,549
	460,196	Sinclair Broadcast Group, Inc. - Class A		13,046,557
			(Cost $38,903,406)	43,954,026
	Retailing (12.4%)
	18,000	Amazon.com, Inc. (a)		36,054,000
	335,279	Liberty Expedia Holdings, Inc. (a)		15,771,524
	420,000	Macy’s, Inc.		14,586,600
	648,268	The TJX Companies, Inc.		72,618,981
			(Cost $40,648,549)	139,031,105
			(Cost $84,643,679)	187,000,214

Consumer Staples (16.0%)	Food, Beverage, and Tobacco (10.9%)
	225,118	Danone (France)		17,435,848
	93,210	Diageo plc ADR (United Kingdom)		13,205,061
	450,000	Nestle S.A. (Switzerland)		37,524,461
	195,000	PepsiCo, Inc.		21,801,000
	590,000	Unilever N.V. (Netherlands/United Kingdom)		32,861,206
			(Cost $60,025,216)	122,827,576
	Food and Staples Retailing (5.1%)
	85,200	Costco Wholesale Corporation		20,011,776
	556,761	The Kroger Co.		16,207,313
	230,200	Wal-Mart Stores, Inc.		21,618,082
			(Cost $35,231,612)	57,837,171
			(Cost $95,256,828)	180,664,747

Energy (8.1%)	252,500	Anadarko Petroleum Corporation		17,021,025
	1,127,947	Cameco Corporation (Canada)		12,858,596
	1,525,000	Ensco plc - Class A (United Kingdom)		12,871,000
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		210,674
	485,000	Halliburton Company		19,657,050
	1,300,000	Helix Energy Solutions Group, Inc. (a)		12,844,000
	140,000	Phillips 66		15,780,800
			(Cost $62,866,926)	91,243,145

Financials (19.4%)	Banks (1.6%)
	110,000	M&T Bank Corporation	(Cost $560,176)	18,099,400

	Diversified Financials (3.8%)
	188,900	JPMorgan Chase & Co.		21,315,476
	370,000	Nelnet, Inc.		21,152,900
			(Cost $10,004,873)	42,468,376
	Insurance (14.0%)
	154,552	Aon plc (United Kingdom)		23,767,007
	1,200,000	Arch Capital Group Ltd. (a) (Bermuda)		35,772,000
	275,000	Axis Capital Holdings Limited (Bermuda)		15,870,250
	110	Berkshire Hathaway Inc.- Class A (a) (b)		35,200,005
	120,000	Everest Re Group, Ltd. (Bermuda)		27,416,400
	400,000	MetLife, Inc.		18,688,000
			(Cost $41,917,542)	156,713,662
			(Cost $52,482,591)	217,281,438

3

STATEMENT OF INVESTMENTS September 30, 2018 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (note 1a)
Health Care (9.1%)	Pharmaceuticals, Biotechnology, and Life Sciences
	1,874,364	Arantana Therapeutics, Inc. (a)		$10,946,286
	165,000	Celgene Corporation (a)		14,765,850
	373,600	Gilead Sciences, Inc.		28,845,656
	299,942	Intra-Cellular Therapies, Inc. (a)		6,508,741
	458,817	Kindred Biosciences, Inc. (a)		6,400,497
	200,191	Merck & Co., Inc.		14,201,549
	436,364	Paratek Pharmaceuticals, Inc. (a)		4,232,731
	380,808	Pfizer Inc.		16,782,209
			(Cost $51,826,761)	102,683,519

Industrials (9.9%)	Capital Goods (4.0%)
	129,131	Eaton Corporation plc (Ireland)		11,199,532
	295,000	General Electric Company		3,330,550
	217,541	United Technologies Corporation		30,414,407
			(Cost $32,712,565)	44,944,489
	Commercial and Professional Services (3.9%)
	597,895	Republic Services, Inc.	(Cost $8,407,622)	43,443,051

	Transportation (2.0%)
	396,511	Delta Air Lines, Inc.	(Cost $20,270,129)	22,930,231
			(Cost $61,390,316)	111,317,771

Information Technology (27.0%)	Semiconductors and Semiconductor Equipment (3.7%)
	203,652	Applied Materials, Inc.		7,871,150
	177,850	ASML Holding N.V. (Netherlands)		33,439,357
			(Cost $9,264,555)	41,310,507
	Software and Services (14.3%)
	35,500	Alphabet Inc. (a)		42,368,185
	126,474	DXC Technology Company		11,827,848
	638,800	eBay Inc. (a)		21,093,176
	86,000	Facebook, Inc. - Class A (a)		14,143,560
	500,686	Microsoft Corporation		57,263,458
	138,769	Worldpay, Inc. (a)		14,053,137
			(Cost $97,019,626)	160,749,364
	Technology, Hardware, and Equipment (9.0%)
	104,000	Apple Inc.		23,476,960
	640,000	Cisco Systems, Inc.		31,136,000
	133,966	InterDigital, Inc.		10,717,280
	175,000	Lumentum Holdings Inc. (a)		10,491,250
	135,036	QUALCOMM Incorporated		9,726,643
	131,309	Universal Display Corporation		15,481,331
			(Cost $43,793,100)	101,029,464
			(Cost $150,077,281)	303,089,335

Miscellaneous (3.3%)		Other (c)	(Cost $45,761,459)	36,439,054

Telecommunication Services (1.3%)	671,252	Vodafone Group plc ADR (United Kingdom)	(Cost $18,886,186)	14,566,168
		TOTAL COMMON STOCKS (110.8%)	(Cost $623,192,027)	1,244,285,391

	Warrants	WARRANT (a)
Technology, Hardware, and Equipment (0.0%)	281,409	Applied DNA Sciences, Inc./ November 14, 2019/$3.50(Cost $2,814)		73,166

Put Option	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE
Retailing (0.0%)	1,000	The TJX Companies, Inc./January 18, 2019/$97.50		90,000
	900	The TJX Companies, Inc./January 18, 2019/$92.50		40,500
			(Cost $524,508)	130,500

Software and Services (0.0%)	1,500	Microsoft Corporation/January 18, 2019/$105	(Cost $304,552)	262,500
		TOTAL PUT OPTIONS	(Cost $829,060)	393,000

4

STATEMENT OF INVESTMENTS September 30, 2018 (Unaudited) - continued
General American Investors

Shares	SHORT-TERM SECURITY AND OTHER ASSETS
81,572,639	State Street Institutional Treasury Plus Money Market Fund,
	Trust Class, 1.9% (d) (7.3%)(Cost $81,572,639)	$81,572,639
TOTAL INVESTMENTS (e) (118.1%)(Cost $705,596,540)		1,326,324,196
Liabilities in excess of receivables and other assets (-1.2%)		(13,154,026)
		1,313,170,170
PREFERRED STOCK (-16.9%)		(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)		$1,123,052,995

ADR - American Depository Receipt

(a)Non-income producing security.

(b)Security is held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At September 30, 2018, the cost of investments for Federal income tax purposes was $709,307,046; aggregate gross unrealized appreciation was $645,460,683; aggregate gross unrealized depreciation was $28,443,533; and net unrealized appreciation was $617,017,150.

MAJOR STOCK CHANGES (a): Three Months Ended September 30, 2018 (Unaudited)

General American Investors

Increases	Net Shares Transacted	Shares Held
New Positions
Delta Air Lines, Inc.	175,000	396,511	(b)
Lumentum Holdings Inc.	25,000	175,000	(b)
Worldpay, Inc.	4,800	138,769	(b)

Additions
Anadarko Petroleum Corporation	45,000	252,500
Arantana Therapeutics, Inc.	256,441	1,874,364
eBay Inc.	23,800	638,800
Facebook, Inc. - Class A	16,000	86,000
Halliburton Company	40,000	485,000
The Kroger Co.	80,302	556,761
Paratek Pharmaceuticals, Inc.	50,000	436,364
Vodafone Group plc ADR	250,000	671,252

Decreases
Elimination
American Express Company	105,000	---
Broadcom Limited	13,400	---

Reductions
Applied Materials, Inc.	6,104	203,652
ASML Holding N.V.	15,000	177,850
Costco Wholesale Corporation	18,581	85,200
Discovery, Inc.	20,000	399,285
Eaton Corporation plc	20,000	129,131
Gilead Sciences, Inc.	70,000	373,600
Helix Energy Solutions Group, Inc.	258,600	1,300,000
JPMorgan Chase & Co.	16,100	188,900
Kindred Biosciences, Inc.	136,061	458,817	(b)
PepsiCo, Inc.	15,000	195,000
QUALCOMM Incorporated	200,000	135,036
Republic Services, Inc.	189,905	597,895
Unilever N.V.	35,000	590,000

(a)Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statement)

5

PORTFOLIO DIVERSIFICATION September 30, 2018 (Unaudited)
General American Investors

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2018 is shown in the table.

Industry Category	Cost (000)	Value (000)	% Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$9,265	$41,310	3.7%
Software & Services	97,324	161,012	14.3
Technology Hardware & Equipment	43,796	101,103	9.0
	150,385	303,425	27.0
Financials
Banks	560	18,099	1.6
Diversified Financials	10,005	42,468	3.8
Insurance	41,918	156,714	14.0
	52,483	217,281	19.4
Consumer Discretionary
Automobiles & Components	5,092	4,015	0.4
Media	38,903	43,954	3.9
Retailing	41,173	139,162	12.4
	85,168	187,131	16.7
Consumer Staples
Food, Beverage & Tobacco	60,025	122,827	10.9
Food & Staples Retailing	35,232	57,837	5.1
	95,257	180,664	16.0
Industrials
Capital Goods	32,712	44,945	4.0
Commercial & Professional Services	8,408	43,443	3.9
Transportation	20,270	22,930	2.0
	61,390	111,318	9.9
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	51,827	102,684	9.1
Energy	62,867	91,243	8.1
Miscellaneous**	45,761	36,439	3.3
Telecommunication Services	18,886	14,566	1.3
	624,024	1,244,751	110.8
Short-Term Securities	81,573	81,573	7.3
Total Investments	$705,597	1,326,324	118.1
Other Assets and Liabilities - Net		(13,154)	(1.2)
Preferred Stock		(190,117)	(16.9)
Net Assets Applicable to Common Stock		$1,123,053	100.0%

*Net Assets applicable to the Company’s Common Stock.

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

STATEMENT OF OPTIONS WRITTEN September 30, 2018 (Unaudited)

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE	Value (note 1a)
Food and Staples Retailing	252	Costco Wholesale Corporation/October 19, 2018/$220	$409,500
	1,000	The Kroger Co./January 18, 2019/$30	151,000
		(Premiums Received $698,996)	560,500

Software and Services	1,500	Microsoft Corporation/January 18, 2019/$120
		(Premium Received $337,144)	438,000

Retailing	251	The TJX Companies, Inc./October 19, 2018/$105	188,250
	1,000	The TJX Companies, Inc./January 18, 2019/$100	1,380,000
	900	The TJX Companies, Inc./January 18, 2019/$105	882,000
		(Premiums Received $671,235)	2,450,250

		TOTAL CALL OPTIONS(Total Premiums Received ($1,707,375)	$3,448,750

The maximum cash outlay if all put options are exercised is $48,629,500.

(see notes to financial statements)

6

STATEMENT OF ASSETS AND LIABILITIES September 30, 2018 (Unaudited)
General American Investors

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $623,192,027)		$1,244,285,391
Warrant (cost $2,814; note 4)		73,166
Purchased options (cost $829,060)		393,000
Money market fund (cost $81,572,639)		81,572,639

Total investments (cost $705,596,540)		1,326,324,196

RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$4,903,814
Dividends, interest and other receivables	1,482,229
Qualified pension plan asset, net excess funded (note 7)	4,956,687
Present value of future office lease payments (note 8)	5,540,382
Prepaid expenses, fixed assets and other assets	1,981,867	18,864,979

TOTAL ASSETS		1,345,189,175

Liabilities
Payable for securities purchased	8,585,723
Accrued preferred stock dividend not yet declared	219,955
Accrued compensation payable to officers and employees	3,213,750
Outstanding options written, at value (premiums received $1,707,375; note 4)	3,448,750
Accrued supplemental pension plan liability (note 7)	5,918,765
Accrued supplemental thrift plan liability (note 7)	4,176,632
Present value of future office lease payments (note 8)	5,540,382
Accrued expenses and other liabilities	915,048

TOTAL LIABILITIES		32,019,005

5.95% CUMULATIVE PREFERRED STOCK, SERIES B-
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK-25,607,428 shares (note 5)		$1,123,052,995

NET ASSET VALUE PER COMMON SHARE		$43.86

Net Assets Applicable To Common Stock
Common Stock, 25,607,428 shares at par value (note 5)	$25,607,428
Additional paid-in capital (note 5)	423,164,394
Undistributed net investment income (note 5)	3,567,631
Undistributed net realized gain on common stocks, options, and other	63,067,091
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on common stocks, warrant, options, and other	618,986,281
Accumulated other comprehensive loss (note 7)	(2,635,896)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,123,052,995

(see notes to financial statements)

7

STATEMENT OF OPERATIONS Nine months ended September 30, 2018 (Unaudited)
General American Investors

Income
Dividends (net of foreign withholding taxes of $642,966)		$14,739,206
Interest		1,043,636
		15,782,842
Expenses
Investment research	$5,410,486
Administration and operations	2,664,209
Office space and general	929,430
Directors’ fees and expenses	217,995
Auditing and legal fees	206,748
Transfer agent, custodian, and registrar fees and expenses	189,867
State and local taxes	130,282
Stockholders’ meeting and reports	72,132	9,821,149
NET INVESTMENT INCOME		5,961,693

Realized Gain and Change in Unrealized Appreciation on Investments (notes 1, 3 and 4)
Net realized gain on investments:
Common stock and warrant transactions	65,109,111
Purchased option transactions	(388,209)
Written option transactions	(1,731,642)
	62,989,260
Net decrease in unrealized appreciation:
Common stocks and warrant	38,803,756
Purchased options	(2,238,286)
Written options	(1,834,811)
	34,730,659

GAINS AND APPRECIATION ON INVESTMENTS		97,719,919
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		103,681,612
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$95,197,633

STATEMENT OF CHANGES IN NET ASSETS

Operations	Nine Months Ended September 30, 2018 (Unaudited)	Year Ended December 31, 2017
Net investment income	$5,961,693	$8,564,156
Net realized gain on investments	62,989,260	91,833,612
Net increase in unrealized appreciation	34,730,659	70,336,629
	103,681,612	170,734,397
Distributions to Preferred Stockholders:
From net investment income	—	(2,116,504)
From net capital gains	—	(9,195,468)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	95,197,633	159,422,425
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	1,987,555

Distributions to Common Stockholders
From net investment income	—	(15,212,903)
From net capital gains	(13,105,940)	(71,518,172)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(13,105,940)	(86,731,075)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	35,156,383
Cost of Common Shares purchased	(29,522,143)	(61,886,535)
DECREASE IN NET ASSETS-CAPITAL TRANSACTIONS	(29,522,143)	(26,730,152)
NET INCREASE IN NET ASSETS	52,569,550	47,948,753

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,070,483,445	1,022,534,692
END OF PERIOD (including over/under distributed net investment income of
$3,567,631 and ($2,394,592), respectively)	$1,123,052,995	$1,070,483,445

(see notes to unaudited financial statements)

8

FINANCIAL HIGHLIGHTS
General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the nine months ended September 30, 2018 and for each year in the five-year period ended December 31, 2017. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months Ended September 30, 2018 (unaudited)

		Year Ended December 31,
		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$40.47	$37.56	$37.74	$39.77	$41.07	$32.68
Net investment income	.23	.32	.30	.48	.32	.17
Net gain (loss) on common stocks, options and other-realized and unrealized
	3.99	6.23	3.10	(.99)	2.39	10.51
Other comprehensive income (loss)	—	.08	.02	.02	(.13)	.20
	4.22	6.63	3.42	(.49)	2.58	10.88
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.04)	(.12)	(.04)	(.04)
Distributions from net capital gains	—	(.39)	(.38)	(.27)	(.34)	(.35)
Unallocated	(.33)	—	—	—	—	—
	(.33)	(.43)	(.42)	(.39)	(.38)	(.39)
Total from investment operations	3.89	6.20	3.00	(.88)	2.20	10.49
Distributions on Common Stock:
Dividends from net investment income	—	(.30)	(.33)	(.34)	(.32)	(.18)
Distributions from net capital gains	(.50)	(2.99)	(2.85)	(.81)	(3.18)	(1.92)
	(.50)	(3.29)	(3.18)	(1.15)	(3.50)	(2.10)
Net asset value, end of period	$43.86	$40.47	$37.56	$37.74	$39.77	$41.07
Per share market value, end of period	$36.97	$34.40	$31.18	$31.94	$35.00	$35.20
TOTAL INVESTMENT RETURN-Stockholder return, based on market price per share	9.03%*	21.21%	7.59%	(5.34%)	9.32%	34.24%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)
	$1,123,053	$1,070,483	$1,022,535	$1,068,028	$1,227,900	$1,229,470
Ratio of expenses to average net assets applicable to Common Stock
	1.22%**	1.28%	1.27%	1.17%	1.10%	1.27%
Ratio of net income to average net assets applicable to Common Stock
	0.74%**	0.79%	0.78%	1.17%	0.78%	0.47%
Portfolio turnover rate	17.31%*	19.58%	20.29%	14.41%	14.98%	17.12%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)
	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	691%	663%	638%	662%	746%	747%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.06	$26.59	$25.77	$26.75	$26.01	$25.30

*Not annualized

**Annualized

(see notes to unaudited financial statements)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1.Significant Accounting Policies - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

9

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1.Significant Accounting Policies - (Continued from bottom of previous page.)

a.   Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.   Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.   Security Transactions and Investment Income Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d.   Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.   Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.   Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.   Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.   Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2.Fair Value Measurements - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

10

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2.Fair Value Measurements - (Continued from bottom of previous page.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2018:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,244,285,391	—	—	$1,244,285,391
Warrant	73,166	—	—	73,166
Purchased options	393,000	—	—	393,000
Money market fund	81,572,639	—	—	81,572,639
Total	$1,326,324,196	—	—	$1,326,324,196
Liabilities
Options written	$(3,448,750)	—	—	$(3,448,750)

Transfers of securities between levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the nine months ended September 30, 2018.

3.Purchases and Sales of Securities - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2018 amounted to $234,339,514 and $205,494,070, on long transactions, respectively.

4.Options - The level of activity in purchased and written options varies from year to year based upon market conditions. Transactions in Purchased call and put options as well as written covered call options and collateralized put options during the nine months ended September 30, 2018 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2017	4,500	$333,937	2,100	$713,037
Purchased	2,000	236,523	7,850	1,939,386
Exercised	(4,000)	(425,160)	(4,950)	(1,504,676)
Expired	(2,500)	(145,300)	(1,600)	(318,687)
Outstanding, September 30, 2018	0	$0	3,400	$829,060
Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2017	2,100	$705,936	0	$0
Written	12,578	5,250,001	6,602	1,507,272
Terminated in closing purchase transactions	(9,127)	(3,868,812)	(6,062)	(1,374,205)
Options Assigned	(148)	(123,277)	(540)	(133,067)
Expired	(500)	(256,473)	0	0
Outstanding, September 30, 2018	4,903	$1,707,375	0	$0

5.Capital Stock And Dividend Distributions - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 25,607,428 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2018.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were non-callable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s sub-classification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2018 and the year ended December 31, 2017 were as follows:

	Shares		Amount
	2018	2017	2018	2017
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	1,047,100	—	$1,047,100
Increase in paid-in capital			—	34,109,283
Total increase			—	34,109,283
Par value of Shares purchased (at an average discount from net asset value of 15.6% and 15.8%, respectively)	(845,708)	(1,815,079)	$(845,708)	(1,815,079)
Decrease in paid-in capital			(28,676,435)	(60,071,456)
Total decrease			(29,522,143)	(61,886,535)
Net decrease	(845,708)	(767,979)	$(29,522,143)	$(26,730,152)

11

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5.Capital Stock and Dividend Distributions - (Continued from bottom of previous page.)

At September 30, 2018, the Company held in its treasury 6,373,444 shares of Common Stock with an aggregate cost of $210,104,152.

The tax basis distributions during the year ended December 31, 2017 are as follows: ordinary distributions of $17,329,407 and net capital gains distributions of $80,713,640. As of December 31, 2017, distributable earnings on a tax basis included $16,747,116 from undistributed net capital gains and $580,692,277 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2017. As a result, additional paid-in capital was decreased by $1,517 and over-distributed net investment income was decreased by $1,517. As of December 31, 2017, the Company had straddle loss deferrals of $131,762. Net assets were not affected by this reclassification.

6.Officers’ Compensation - The aggregate compensation accrued and paid by the Company during the nine months ended September 30, 2018 to its officers (identified on back cover) amounted to $5,046,000.

7.Benefit Plans - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2018 were:

Service cost	$386,918
Interest cost	651,197
Expected return on plan assets	(1,127,133)
Amortization of prior service cost	439
Amortization of recognized net actuarial loss	209,864
Net periodic benefit cost	$121,285

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the nine months ended September 30, 2018 was $689,729. The qualified thrift plan acquired 23,499 shares in the open market, sold 17,727 shares in the open market, of the Company’s Common Stock during the nine months ended September 30, 2018 and held 634,464 shares of the Company’s Common Stock at September 30, 2018.

8.Operating Lease Commitment - In 2007, the Company entered into an operating lease agreement for office space which expired on January 31, 2018. The Company extended the lease for two months through March 31, 2018 at which time the lease concluded. Total expense for this operating lease was approximately $186,400.

In 2017, the Company entered into a new operating lease agreement for office space which commenced on January 1, 2018 that will expire on October 31, 2028 and provides for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months, credit towards construction of office improvements, and incur escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. The Company has the option to extend the lease for an additional five years at market rates. Total expense for this operating lease was approximately $447,300 through September 30, 2018. Minimum rental commitments (cash payments) under this operating lease are approximately:

2018: $104,000 (2 months)	2019 - 2022: $624,200 (per year)	Thereafter: $3,836,500

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. Existing U.S. GAAP does not require the lessee to record an asset and offsetting liability associated with an operating lease. Generally consistent with existing U.S. GAAP, the annual cost of an operating lease will continue to be reflected as an expense in the Statements of Operations and Changes in Net Assets and disclosure of the terms of a lease will continue to be reported in the footnotes to the financial statements. ASU 2016-02 is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted and the Company adopted such accounting requirements in conjunction with the expiration of its prior operating lease and entrance into a new operating lease. The above referenced right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities of the Company in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018.

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended September 30, 2018 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC or through the Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 26, 2018, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

THIRD QUARTER REPORT

September 30, 2018

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Lewis B. Cullman Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Sidney R. Knafel Rose P. Lynch Jeffrey W. Priest Henry R. Schirmer Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Sally A. Lynch, Vice-President

Anang K. Majmudar, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Diane G. Radosti, Treasurer

Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com